FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 20, 2014

Hua Yang Investments, Inc.
(Name of small business issuer in its charter)

Nevada	000-55003	45-5604515
(State or other Employer jurisdiction of Identification incorporation or organization)	(Commission File Number)	(I.R.S. Number)

Lau Hau Hung
Chief Executive Officer
10TH FLOOR 21-27 QUEENS ROAD
CENTRAL HONG KONG, HK
 (Address and telephone number of registrant's principal executive offices and principal place of business)

Please send a copy of all correspondence to:

Scott Kline
Scott C. Kline
Kline Law Group
100 Pine Street, Suite 1250
San Francisco, California 94111
Phone: 415.745.3636
Fax: 415.745.3301
scott@klinelg.com

Jillian Ivey Sidoti, Esq
38730 Sky Canyon Drive – Ste A
Murrieta, CA 92563
PHONE 323-799-1342
jillian@jilliansidoti.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Hua Yang Investment Group, Inc., a Nevada corporation, in connection with the items described below.

Item 5.01 Changes in Control

On January 23, 2014, certain shareholders, via a seller’s representative (the “Unrestricted Sellers”), entered into various Stock Purchase Agreements under which the Sellers sold all of their shares of the Company’s stock. Certain of those Stock Purchase Agreements are described below.

The Unrestricted Sellers entered into a Stock Purchase Agreement (the “Dalmy Purchase Agreement”) with Diane Dalmy (“Diane Dalmy”), pursuant to which the Unrestricted Sellers agreed to sell to Diane Dalmy 997,500 shares of Common Stock of the Company for a total purchase price of $10,000. The affiliate shareholders of the Company, Medallion Construction Group, G9 Holdings, LLC, GW Grace, LLC, Strategic Financial Services, Winchester Investments, LLC, and David Temple (our CEO) (“Affiliate Sellers”) also entered into a Stock Purchase Agreement with Lau Hau Hung (“Affiliate Purchasers”), pursuant to which the Affiliate Sellers agreed to sell to Affiliate Purchasers 9,600,071 shares of Common Stock of the Company for a total purchase price of $265,000. The Stock Purchase Agreement with Affiliate Purchasers and Dalmy Purchase Agreement are each referred to herein as a “Purchase Agreement.” This resulted in Lau Hau Hung becoming our controlling shareholder.

As of January 28, 2014, the authorized common stock of the Company consisted of 100,000,000 shares of Common Stock, of which 10,597,571 shares were outstanding. Each share of Common Stock is entitled to one vote with respect to all matters to be acted on by the stockholders.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Also effective as of the Closing, Lau Hau Hung was appointed as the President, Chief Executive Officer, Chief Financial Officer, Secretary, and director.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On March 20, 2014, the registrant’s name changed from Tarheel Billboard, Inc. to “Hua Yang Investment Group, Inc.” To effect the name change, the registrant filed a Certificate of Amendment with the Nevada Secretary of State on March 20, 2014, which became effective on March 20, 2014. The name change pursuant to the Certificate of Amendment was approved by the registrant’s board of directors and by holders of a majority of the issued and outstanding shares of the registrant’s common stock.

Item 8.01 Other Events.

The registrant’s new CUSIP number is 443303 102.

Item 9.01 Financial Statement and Exhibits.

(d) EXHIBITS

Exhibit Number	Description
3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hua Yang Investments, Inc.

Date: April 23, 2014	By:	/s/ Lau Hau Hung
Lau Hau Hung
President and Director